FORM 10-QSB                                                       MARCH 31, 2003
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                                  EXHIBIT 99.2
                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), the undersigned officer of Positron Corporation, a Texas corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003                 /s/ Michael L. Golden
                                    ------------------------
                                    Michael L. Golden
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to Positron Corporation and will be retained by Positron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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